                                                                        EX. 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-3 of our  report  dated  March  17,  2003  relating  to the financial  statements,  which appears in The Quigley Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

                                               /s/ PricewaterhouseCoopers LLP
                                               ---------------------------------
                                               PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 31, 2003